EXHIBIT 99.1

For Immediate Release	Contact: Joel Edwards Chief Financial Officer 425.357.3687 JEdwards@coastalbank.com

Michael Patterson Joins Coastal Financial Corporation Board of Directors

EVERETT, Wash., October 4, 2021 (GLOBE NEWSWIRE) -- Coastal Financial Corporation (Nasdaq: CCB), the bank holding company for Coastal Community Bank announced that Michael Patterson, CPA, has joined its Board of Directors.

Mr. Patterson is a seasoned global business leader with more than 38 years of cross-sector experience in strategy, P&L management, and international operations with deep expertise in risk management, compliance, governance, and financial control. A graduate of Pace University, he led EY LLP’s Compliance Risk Management business in the firm’s Financial Services Office and was appointed to the role at the height of the 2008 crisis. Before that he served as the First VP of the Risk and Control function in the institutional business for Merrill Lynch & Co and served several leadership roles at other leading consulting firms.

“The capabilities and experience that Michael brings to our board will be instrumental as Coastal continues to advance into a more complex organization,” said Eric Sprink, President and CEO. “His experience will help Coastal as we navigate within the ever-changing and highly regulated banking environment.”

About Coastal Financial Corporation
Coastal Financial Corporation (Nasdaq: CCB), is an Everett, Washington-based bank holding company with Coastal Community Bank (the “Bank”) a full-service commercial bank, as its sole wholly owned banking subsidiary. The Bank operates through its 14 branches in Snohomish, Island, and King Counties, the Internet, and its mobile banking application. The Bank, through its CCBX division, provides banking as a service (“BaaS”) that allows our broker-dealer and digital financial service partners to offer their customers banking services. As of June 30, 2021, we had total assets of $2.0 billion, total gross loans of $1.66 billion, total deposits of $1.8 billion, and total shareholders’ equity of $154.1 million. To learn more about Coastal Community Bank visit www.coastalbank.com. Member FDIC.

Forward Looking Statements
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“plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. The inclusion of or reference to forward-looking information in this press release should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict, including the difficult market conditions and unfavorable economic conditions and uncertainties associated with the COVID-19 pandemic, including the emergence of variant strains of the virus, particularly in the markets in which we operate and in which our loans are concentrated, including declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; our expected future financial results; the overall health of the local and national real estate market; the credit risk associated with our loan portfolio, such as possible additional loan losses and impairment of collectability of loans as a result of the COVID-19 pandemic and policies and programs implemented by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), including its automatic loan forbearance provisions and the effects on our loan portfolio from our Paycheck Protection Program (“PPP”) lending activities, specifically with our commercial real estate loans. For further information with respect to factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in our Annual Report on Form 10-K for the most recent period filed, our Quarterly Report on Form 10-Q for the most recent quarter, and in any of our subsequent filings with the Securities and Exchange Commission.

If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the COVID-19 pandemic, including the emergence of variant strains of the virus, the pace at which the COVID-19 vaccine can be distributed and administered to residents of the markets the Company serves and the United States generally, and the impact of varying governmental responses that affect our customers and the economies where they operate. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.